First Quarter 2007 Results
Supplemental Information
May 10, 2007

First Quarter 2007 Investor Update
“Safe Harbor” Statement
Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words.  We wish to take advantage of “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control.  Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at www.rcn.com.

First Quarter 2007 Investor Update
Revenue Growth
Margin Expansion
Portfolio Mgmt
Create greater efficiencies in field ops, care and corporate overhead
▪
Invest in technology to improve productivity, decision support and RCN’s customer experience
▪
Improve effectiveness of sales and marketing through technology and customer segmentation
▪
▪
Invest in network expansion to fuel organic growth
▪
Evaluate tuck-in acquisitions
▪
Return value to shareholders
2007 Objectives
▪
Drive growth in under-penetrated areas
▪
Continue to build/rebuild homes
▪
Drive ARPC growth through upsell activities and product enhancements
▪
Maintain enterprise / carrier momentum
▪
Focus on small business

First Quarter 2007 Investor Update
Revenue Growth
Margin Expansion
Portfolio Mgmt
▪
EBITDA increased 41% from Q1 ‘06
▪
EBITDA margin of 24%
▪
SG&A down to 42% of revenue
▪
Closed sale of San Francisco assets
▪
Acquired 112 on-net Commercial buildings from MCI divestiture
▪
Announced recapitalization initiative
Q1 07 Results
▪
Grew total revenue by 13% from Q1 ‘06
▪
Increased customers 10k and RGUs 33k since Q1 ‘06
▪
$108 ARPC / 67% Bundle rate

First Quarter 2007 Investor Update
Key RCN Stats
Licensed Homes              5.4M
Marketable Homes           1.3M
Customers                      407K
Penetration                       31%
ARPC                              $108
Chicago
New York
Boston
Philadelphia
Washington DC
300
3,000
700
Lehigh Valley
Focus = Northeast + Chicago

First Quarter 2007 Investor Update
1Q07 Bundle Penetration
1Q07 RGUs by Service (000s)
Triple Play Customer (000s)
ARPC ($’s)
Leading ARPC ($’s)
Total Ending Customers:
407,000
Average RGU’s per Customer:
2.1
354
265
248
Source: 1Q07 Company filings
(1)
(1)
(1) As disclosed previously, RCN revised its customer and RGU reporting methodology effective January 1, 2006.  The metrics shown here for 2005 have been calculated under the previous methodology, because actual customer and RGU counts under the new methodology are not available for periods prior to January 1, 2006, and therefore may not be fully comparable to the 2006 metrics.  Based on our estimates of customer and RGU counts under the new methodology for periods prior to January 1, 2006, we do not believe the methodology change would have a material impact on these metrics as previously reported.
High Value Customer Base

First Quarter 2007 Investor Update
MLB Extra Innings Net
▪
College Sports TV
▪
▪
Sportsnet NY HD
▪
National Geographic HD
America Channel
▪
All Digital
Network
Key Residential Initiatives
Programming
Advancements
Brand
Awareness
▪
Increasing visibility of RCN brand
•
DC United and Washington Capitals sponsorships
▪
International segment marketing efforts
▪
New eCommerce platform expands Web presence
“Connect to Something More”
▪
Digital Simulcast across all markets
•
Improved picture quality
•
Maximizes spectrum
•
Better subscriber management
▪
Digital Set Tops in every new home

First Quarter 2007 Investor Update
1Q ‘07 Revenue
Enterprise / Carrier
•
Acquisition of 112 buildings from MCI divestiture will drive new growth in Boston
•
Total on-net building portfolio is now approaching 1,000
•
Completion of metro hardening and inter-city connectivity projects will drive revenue growth outside of NY
Total Revenue $22M
(1) Excludes certain Small Business customers currently included in Residential results
~ 25% EBITDA Margin
Accelerating Commercial Development

First Quarter 2007 Investor Update
Revenue Trends
Commercial Revenue
Total Revenue
Core Residential Revenue
Other Residential Revenue(1)
($ in millions)
(1) Other residential revenue includes dial-up and reciprocal compensation

First Quarter 2007 Investor Update
Direct Cost
EBITDA
Sales, General & Administrative (1)
CAPEX
($ in millions)
Gross
Margin
 %
% of
Revenue
(1)
Excludes non-cash stock-based compensation
% of
Revenue
Financial Results

First Quarter 2007 Investor Update
Debt / Net Debt
Leverage Ratio(1)
Free Cash Flow
(1)  Calculated on a trailing 12 month basis
($ in
Strong Financial Position
millions)
Cash & Short Term Investments

First Quarter 2007 Investor Update
Proforma Capital Structure
Debt / Net Debt
Leverage Ratio(2)
Illustrative Sources & Uses
(1) Midpoint of $350-400 million range used for illustrative purposes
(2) Calculated on a trailing 12 month basis
($ in millions)
Liquidity

New term loan	$520	Repay existing term loan	$75
Cash on hand	80	Cash portion of 2nd Lien tender	145
		Fees and expenses	5
		Return of capital	375
	$600		$600
zzzzzz
Uses
Sources
(1)
(1)
(1)

First Quarter 2007 Investor Update
($ in millions)
Revenue                                                                                                  $620 - $630
EBITDA                                                                                                   $140 - $150
CAPEX                                                                                                    $100 - $110
(2)
2007 Guidance